UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------
                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06400

                         The Advisors' Inner Circle Fund
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 446-3863

                   Date of fiscal year end: December 31, 2009

                   Date of reporting period: December 31, 2009

                                EXPLANATORY NOTE

The purpose of this Amendment on Form N-CSR/A to the Shareholder Report for the annual period ended December 31, 2009 (the "Original Filing"), which was filed with the Securities and Exchange Commission on March 11, 2010 (Accession Number 0001135428-10-000134 ), is to amend item 11 (controls and procedures) by removing inaccurate language related to its internal controls over financial reporting.

Item 1.    Reports to Stockholders.




                        THE ADVISORS' INNER CIRCLE FUND

                                 [LOGO OMITTED]

                                   USFS FUNDS
                       Managed by Pennant Management, Inc.
                    ---------------------------------------
                         A Wholly Owned USFS Subsidiary


                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                  USFS FUNDS TACTICAL ASSET ALLOCATION FUND


                  ANNUAL REPORT             DECEMBER 31, 2009










                                                    INVESTMENT ADVISER:
                                                    PENNANT MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------
                             TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .......................................................   1
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................  11
Statement of Operations ....................................................  12
Statements of Changes in Net Assets ........................................  13
Financial Highlights .......................................................  15
Notes to Financial Statements ..............................................  17
Report of Independent Registered Public Accounting Firm ....................  27
Trustees and Officers of The Advisors' Inner Circle Fund ...................  28
Disclosure of Fund Expenses ................................................  36
Approval of Investment Advisory Agreement ..................................  38
Notice to Shareholders .....................................................  41



The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDERS' LETTER
--------------------------------------------------------------------------------

USFS FUNDS DECEMBER, 2009 COMMENTARY
USFS TACTICAL ASSET ALLOCATION FUND (USFSX)
USFS LIMITED DURATION GOVERNMENT BOND FUND (USLDX)


INTRODUCTION

USFSX was successfully launched on November 30, 2009. USLDX was introduced on December 14, 2009. We are excited to be a part of the Advisors' Inner Circle family of funds, and we look forward to working on behalf of our shareholders to provide competitive market returns and help build the Funds' assets. USFSX is our firm's signature equity mutual fund and is managed by the team of Chris Weber, James Habanek, CFA, and David Trotter. USLDX is our well-respected U.S. Government bond fund and is managed by the team of John P. Culhane, CFA and James Habanek, CFA.

EQUITY MARKET COMMENTARY

The stock market hit an important cyclical bottom on March 9, 2009. Subsequently, the market, as measured by the S&P 500, has risen an astounding 67.80% as of December 31, 2009. The 6.04% gain logged in the fourth quarter, although impressive, was more subdued than the nearly 16% gains the market enjoyed during the second and third quarters. The slowing pace of the market's rise was to be expected and is typical of a rally that is getting long in the tooth. The current rally from March now represents the best nine month gain posted by the equity market since the 1930's.

FIXED INCOME MARKET COMMENTARY

The longer the term to maturity, the greater U.S. Treasury interest rates increased during the 4th quarter. This steepening of the yield curve is attributed to several factors. First, the accommodative Federal Reserve policy of retaining a near 0% Federal Funds rate continued to anchor short-term rates. Repeated comments from the Federal Reserve Bank suggest that they will continue this policy for an extended period of time keeping short-term rates very low. The second reason for the steepness is the massive quantity of new Treasury debt being auctioned to fund the deficit. Not only did the Treasury auction a record level of new debt during 2009, 2010 will bring an additional $1 trillion of Treasury debt. As each new

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

wave of Treasury debt auctions arrive, investors want to be compensated. Not only is the size of the national debt increasing, but the Treasury is slowly increasing the average age of the outstanding debt which also affects longer-term interest rates. Finally, the global economy remained fragile. Sovereign debt worries have popped up. From Dubai to Greece, investors demand the safe haven of short Treasury securities. During the quarter, credit spreads on non-Treasury government securities decreased to multi-year lows. As such, government agency, mortgage, and corporate securities performed better than Treasuries.

FUND PERFORMANCE REVIEW

For the month of December, 2009, USFSX produced a positive return of 2.15% which compares favorably to the 1.93% return posted by the S&P 500 and the 0.95% return posted by the Dow Jones Industrial Average over the same period. Our performance was bolstered by having significant exposure to the technology sector, as well as to emerging markets. These two areas produced some of the best investment returns in 2009, and we continue to be bullish regarding the immediate prospects for both areas.

On December 14, 2009, the Accessor Limited Duration U.S. Government Fund was reorganized into the USFS Funds Limited Duration Government Fund, a series of the Advisors' Inner Circle Fund. The Fund realized a total return of 2.20% in 2009, which compared favorably to all relevant benchmarks. By comparison, the Barclays 1-3 Year Government Index returned 1.41%, the Merrill Lynch 1-3 Year U.S. Treasury Index returned 0.78%, the Merrill Lynch 3-5 Year U.S. Treasury Index returned -0.67%, and the Merrill Lynch 1-3 Year Government Agency Index returned 2.17%.

2010 OUTLOOK

EQUITY MARKET

As we head into 2010, we are surprised to see that a healthy amount of skepticism regarding the stock market still exists. After experiencing a 67% rally from the March lows, we would have guessed that stock market fever would be running wild by now and that the rally would be nearing its completion. Instead, despite the powerful gains, many investors still seem reluctant to jump back in and commit their money to the stock market. Although investor optimism has

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

risen and is currently above normal levels, it still has not reached the heights we would expect to see at a market top. We view the current level of investor skepticism as healthy. The fact that equity mutual funds experienced net outflows in 2009 is positive from the standpoint that continued gains in the U.S. market might re-attract some of this capital and propel the U.S. market even higher.

We continue to believe that the equity market has further upside potential, at least during the first quarter. Our opinion is that favorable economic data combined with better than expected earnings results will continue to power markets higher across the globe. We expect that the areas of the market which have outperformed over the past six months, such as technology and emerging markets, will continue to lead the way. Conversely, defensive sectors such as consumer staples and utilities will most likely continue to lag the overall market.

Throughout the past few years, we have consistently stated our belief that U.S. equities are in a secular bear market. Given this dire long term view, we find it highly probable that the market's rally, which has gone on virtually unabated since March, will run out of steam. Unfortunately, we believe that once the rally concludes, the stock market will experience a meaningful decline that will once again rattle investor confidence. We think it likely that P/E ratios will compress in 2010 and restrain much of the stock price appreciation that investors might normally expect to see when companies are reporting higher earnings. The combination of high expectations and shrinking P/E ratios will help play a role in causing a significant market decline, much as it did during the 1974-1975 market correction.

When a correction does begin to occur, we expect that relative market performance will invert, and the current market leaders will become laggards. Thus, we would expect that more defensive sectors such health care, telecom, and consumer staples should outperform the market, even though they would also be likely to post negative absolute returns. Blue chip, large cap stocks offering relatively high dividend yields would also be likely to outperform. Although many of the emerging markets are experiencing secular bull markets, if a global correction does ensue, these markets should almost certainly suffer significant losses as well.

What happens to the market once a meaningful correction begins is open to debate. At this point, we think it is futile to make any serious projections that far out, as there are just too many unknown variables that will ultimately deter-

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

mine the outcome. Many of the economic policies that are being pursued are new, putting investors on a road we have not been down before. To be frank, many of our country's policy decisions are seemingly being made on the fly. As a result, we believe that trying to forecast the market action too far into the future is a nearly impossible task. Instead, we will employ a flexible, objective investment style that closely monitors the direction of global markets as well as investor psychology in an attempt to stay in harmony with the tape.

FIXED INCOME MARKET

The New Year should be far less exciting for fixed-income investors than 2009. Nevertheless, there should be significant challenges and opportunities for above-market performance. Last year was filled with surprises for, and within, the credit markets. However, with the many uncertainties that remain with respect to the sustainability and strength of the economic recovery, the direction of the U.S. dollar, and the Federal Reserve's monetary policy, 2010 is also likely to hold its own share of surprises requiring fixed-income investors and managers to be on guard.

With Treasury rates close to their decade lows, Pennant expects to maintain an ongoing manageable targeted duration for the Fund that is slightly lower than its primary benchmark while utilizing all low risk-based capital government securities. Currently, the Fund's target configuration is 37% high quality government agency seasoned mortgage securities, 16% short-duration laddered government agency securities, 22% Treasury Notes, supported by a diverse set of full-faith in credit floating rate securities for the remaining. Unfortunately, the current yield environment does not allow for any earnings on the remaining 1% in liquid, overnight cash equivalents. The Fund's structure provides the liquidity needed to alter the Fund's duration when the capital markets realize the ramifications of the surge in new Treasury borrowers. When the time comes for the Federal Reserve to tighten monetary policy, the Fund's duration can be altered appropriately.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUNDS AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND


--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                -------------------------------------------------
                             ANNUAL TOTAL RETURN(1)
                       FOR PERIODS ENDED DECEMBER 31, 2009
                -------------------------------------------------
                             Annualized   Annualized    Annualized
                 One Year      3 Year       5 Year      Inception
                  Return       Return       Return      to Date(2)
                -------------------------------------------------
                   2.20%       4.20%        3.79%        3.53%
                -------------------------------------------------


                              [LINE GRAPH OMITTED]


INITIAL
INVESTMENT DATE      7/6/04     DEC 04    DEC 05    DEC 06     DEC 07    DEC 08     DEC 09
---------------      ------     ------    ------    ------     ------    ------     ------
USFS
Limited Duration
US Government
Fund                $10,000    $10,044   $10,245    $10,692    $11,357   $11,836    $12,096

Barclays
1-3 Year
US Government
Index               $10,000    $10,077   $10,252    $10,675    $11,433   $12,194    $12,367


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. FEE WAIVERS WERE IN EFFECT, IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) THE USFS FUNDS LIMITED DURATION FUND COMMENCED OPERATIONS ON JULY 6, 2004.

(3) THE BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT INDEX IS A SUB-SET OF THE BARCLAYS CAPITAL U.S. GOVERNMENT INDEX. IT INCLUDES SECURITIES ISSUED BY THE U.S. GOVERNMENT (I.E., SECURITIES IN THE TREASURY AND AGENCY INDICES), WITH MATURITIES BETWEEN 1 AND 3 YEARS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND


--------------------------------------------------------------------------------

Growth of a $10,000 Investment


                -------------------------------------------------
                              ANNUAL TOTAL RETURN(1)
                       FOR PERIODS ENDED DECEMBER 31, 2009
                -------------------------------------------------
                         Cumulative Inception to Date(2)
                -------------------------------------------------
                                     2.15%
                -------------------------------------------------



                              [LINE GRAPH OMITTED]


              INITIAL INVESTMENT DATE         11/30/09      DEC 09
              -----------------------         --------     --------
              USFS Tactical Asset
               Allocation Fund                 $10,000     $10,215

              S&P 500 Index                    $10,000     $10,193


(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) THE USFS FUNDS TACTICAL ASSET ALLOCATION FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2009.

(3) THE S&P 500 INDEX CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES NUMBER OF SHARES OUTSTANDING), WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INDEX IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
-------------------------------------------------------------------------------


                              [BAR GRAPH OMITTED]


42.2% U.S. Government Agency Mortgage-Backed Obligations
35.1% U.S. Government Agency Obligations
22.3% U.S. Treasury Obligations
0.4% Short-Term Investment

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
U. S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 41.0%
-------------------------------------------------------------------------------

DESCRIPTION                                      FACE AMOUNT           VALUE
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (FHLB)
   4.770%, 09/20/12 ..........................   $ 1,550,588       $  1,634,130
   4.720%, 09/20/12 ..........................     1,691,367          1,785,378
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
   5.250%, 05/15/17 ..........................     1,043,659          1,100,246
   5.000%, 10/01/14 ..........................       661,773            685,882
   4.500%, 09/01/13 ..........................     1,844,649          1,902,893
   4.000%, 06/15/13 ..........................     3,119,298          3,192,432
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
   5.500%, 12/25/14 ..........................     2,823,062          2,979,327
   5.000%, 02/01/15 ..........................       833,605            865,696
   4.500%, 05/01/14 ..........................     2,188,841          2,260,135
   1.630%, 03/25/27 (A) ......................     1,368,362          1,312,815
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
   4.500%, 08/20/19 ..........................       364,984            380,904
   4.000%, 12/15/18 ..........................       438,325            450,838
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS
   Cost ($18,079,189) ........................                       18,550,676
                                                                     ----------
-------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- 22.7%
-------------------------------------------------------------------------------
SBA
   7.125%, 06/25/24 ..........................        56,182             59,752
   7.100%, 02/01/17 ..........................        21,256             23,054
   5.250%, 06/25/14 (A) ......................         3,105              3,243
   4.265%, 05/25/14 (A) ......................       153,419            157,617


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- CONTINUED
--------------------------------------------------------------------------------

DESCRIPTION                                       FACE AMOUNT         VALUE
--------------------------------------------------------------------------------
   3.875%, 02/25/25 (A) .......................  $      34,115     $    36,137
   3.625%, 07/25/16 (A) .......................         86,006          89,292
   3.375%, 09/25/25 (A) .......................         28,251          28,915
   3.125%, 06/25/25 (A) .......................         14,161          14,743
   3.125%, 03/25/11 (A) .......................         17,478          17,598
   2.575%, 11/25/14 (A) .......................        727,958         737,555
   1.625%, 04/25/16 (A) .......................        103,700         102,498
   1.400%, 09/25/32 (A) .......................        923,371         929,036
   1.375%, 07/25/17 (A) .......................         40,568          40,563
   1.250%, 03/25/17 (A) .......................         10,819          10,788
   1.250%, 09/25/10 (A) .......................      2,140,491       2,134,300
   1.125%, 03/25/13 (A) .......................         43,312          43,140
   1.000%, 08/25/18 (A) .......................      1,144,628       1,137,598
   0.950%, 01/25/19 (A) .......................         32,854          32,609
   0.875%, 10/25/21 (A) .......................        473,686         470,114
   0.800%, 05/25/18 (A) .......................      1,333,063       1,319,301
   0.750%, 04/25/21 (A) .......................         50,565          49,983
   0.700%, 02/25/30 (A) .......................        432,160         425,571
   0.625%, 03/25/30 (A) .......................        375,576         368,697
   0.600%, 09/25/30 (A) .......................        774,011         758,950
   0.570%, 09/25/31 (A) .......................      1,277,812       1,254,770
                                                                    ----------

TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
   Cost ($10,203,668)                                               10,245,824
                                                                    ----------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 21.7%
--------------------------------------------------------------------------------
U.S. TREASURY NOTES
   3.375%, 11/15/19 ...........................      1,000,000         961,880
   2.375%, 09/30/14 ...........................      1,000,000         991,560
   2.125%, 11/30/14 ...........................      3,000,000       2,928,990
   1.375%, 09/15/12 ...........................      1,000,000         995,312
   1.125%, 12/15/12 ...........................      4,000,000       3,937,172
                                                                    ----------

TOTAL U.S. TREASURY OBLIGATIONS
   Cost ($9,969,219) ..........................                      9,814,914
                                                                    ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.5%
--------------------------------------------------------------------------------

DESCRIPTION                                          FACE AMOUNT         VALUE
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (FFCB)
   3.950%, 07/15/11 ..............................   $ 1,000,000     $ 1,001,121
FEDERAL HOME LOAN BANK (FHLB)
   1.416%, 08/27/10 (B) ..........................     1,000,000       1,002,433
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
   3.150%, 10/30/14 ..............................     1,500,000       1,488,693
   3.000%, 12/28/11 (B) ..........................     1,750,000       1,731,760
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   Cost ($5,247,703) .............................                     5,224,007
                                                                    ------------
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.4%
--------------------------------------------------------------------------------
HighMark Treasury Plus Money Market Fund,
   Fiduciary Class, 0.030% (C)
   (Cost $167,779) ...............................       167,779         167,779
                                                                    ------------
TOTAL INVESTMENTS -- 97.3%
   (Cost $43,667,558) ............................                  $ 44,003,200
                                                                    ============

Percentages are based on Net Assets of $45,215,040.
(A) Variable rate security - Rate disclosed is the rate in effect on December 31, 2009.
(B) Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2009. The coupon on a step bond changes on a specified date.
(C) The rate reported is the 7-day effective yield as of December 31, 2009.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------



                              [BAR GRAPH OMITTED]


88.4% Exchange Traded Funds
11.6% Short-Term Investment

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
EXCHANGE TRADED FUNDS -- 93.5%
--------------------------------------------------------------------------------

DESCRIPTION                                           SHARES           VALUE
--------------------------------------------------------------------------------
DIAMONDS TRUST SERIES 1 ..........................     10,869       $ 1,130,919
ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND ....      3,250           287,950
REVENUESHARES MID CAP ............................     24,500           590,450
RYDEX S&P 500 PURE GROWTH ........................      7,000           239,610
SPDR TRUST SERIES 1 ..............................    134,538        14,992,915
TECHNOLOGY SELECT SECTOR SPDR ....................      9,591           219,346
ULTRA S&P 500 PROSHARES ..........................     49,515         1,891,968
VANGUARD EMERGING MARKETS ........................     41,807         1,714,087
WISDOMTREE MIDCAP DIVIDEND .......................     13,750           590,838
                                                                   ------------
TOTAL EXCHANGE TRADED FUNDS
   Cost ($21,345,052) ............................                   21,658,083
                                                                   ============
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 12.3%
--------------------------------------------------------------------------------
HighMark Treasury Plus Money Market Fund,
   Fiduciary Class, 0.030% (A)
   (Cost $2,834,123) .............................  2,834,123         2,834,123
                                                                   ------------
TOTAL INVESTMENTS -- 105.8%
   (Cost $24,179,175) ............................                 $ 24,492,206
                                                                   ============

Percentages are based on Net Assets of $23,155,765.
(A) The rate reported is the 7-day effective yield as of December 31, 2009.

SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                        USFS FUNDS            USFS FUNDS
                                                     LIMITED DURATION        TACTICAL ASSET
                                                      GOVERNMENT FUND        ALLOCATION FUND
                                                     -----------------       ---------------
ASSETS:
  Investments as Value (Cost $43,667,558 and
     $24,179,175, respectively) ....................    $44,003,200           $24,492,206
  Receivable for Investment Securities Sold ........      2,242,852             1,668,283
  Cash .............................................        289,159                    --
  Receivable for Dividends and Interest ............        135,120                90,755
  Prepaid Expenses .................................          1,106                    --
                                                        -----------           -----------
     TOTAL ASSETS ..................................    $46,671,437           $26,251,244
                                                        -----------           -----------
LIABILITIES:
  Payable for Investment Securities Purchased ......        982,656             2,869,676
  Payable for Capital Shares Redeemed ..............        426,200               180,000
  Payable due to Investment Advisor ................          8,666               14,040
  Payable due to Administrator .....................          4,855                 5,214
  Payable due to Trustees ..........................            771                   395
  Chief Compliance Officer Fees Payable ............            665                   341
  Deferred Offering Costs (See Note 2) .............             --                 1,683
  Other Accrued Expenses ...........................         32,584                24,130
                                                        -----------           -----------
     TOTAL LIABILITIES .............................      1,456,397             3,095,479
                                                        -----------           -----------
NET ASSETS .........................................    $45,215,040           $23,155,765
                                                        ===========           ===========
NET ASSETS CONSIST OF:
  Paid-in Capital ..................................    $44,846,022           $22,797,004
  Undistributed Net Investment Income ..............             --                   168
  Accumulated Net Realized Gain on Investments .....         33,376                45,562
  Net Unrealized Appreciation on Investments .......        335,642               313,031
                                                        -----------           -----------
NET ASSETS .........................................    $45,215,040           $23,155,765
                                                        ===========           ===========
INSTITUTIONAL SHARES:
  Outstanding Shares of Beneficial Interest
     (Unlimited authorization -- no par value) .....      3,746,083             2,271,610
                                                        ===========           ===========
Net Asset Value, Offering and Redemption
  Price Per Share ..................................         $12.07                $10.19
                                                             ======                ======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               FOR THE
                                                               PERIOD ENDED
                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       USFS FUNDS          USFS FUNDS
                                                   LIMITED DURATION     TACTICAL ASSET
                                                    GOVERNMENT FUND     ALLOCATION FUND*
                                                   ----------------     ----------------
INVESTMENT INCOME
  Interest Income ................................    $1,418,836         $       --
  Dividend Income ................................           162            104,369
                                                      ----------           --------
      TOTAL INVESTMENT INCOME ....................     1,418,998            104,369
                                                      ----------           --------
EXPENSES:
  Investment Advisory Fees .......................       197,940             14,040
  Administration Fees ............................        32,160              5,214
  Trustees' Fees .................................         4,895                395
  Chief Compliance Officer Fees ..................         1,693                341
  Transfer Agent Fees ............................        29,980              2,857
  Audit Fees .....................................        20,923             15,156
  Legal Fees .....................................        15,607              1,469
  Printing Fees ..................................         9,439              2,542
  Custodian Fees .................................         3,921                417
  Registration and Filing Fees ...................         7,102              1,293
  Deferred Offering Costs (See Note 2) ...........            --              1,683
  Insurance and Other Fees .......................        17,773                396
                                                      ----------           --------
  TOTAL EXPENSES .................................       341,433             45,803
                                                      ----------           --------
Less: Waiver of Investment Advisory Fees .........          (362)                --
                                                      ----------           --------
NET EXPENSES .....................................       341,071             45,803
                                                      ----------           --------
      NET INVESTMENT INCOME ......................     1,077,927             58,566
                                                      ----------           --------
NET REALIZED GAIN ON INVESTMENTS .................       259,514             45,562
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS ..................      (294,329)           313,031
                                                      ----------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS .................................       (34,815)           358,593
                                                      ----------           --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................    $1,043,112           $417,159
                                                      ==========           ========

* Fund commenced operations on November 30, 2009.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31,         DECEMBER 31,
                                                     2009                 2008
                                                 ------------         ------------
OPERATIONS:
  Net Investment Income .......................   $ 1,077,927          $ 2,127,058
  Net Realized Gain on Investments ............       259,514              462,896
  Net Change in Unrealized Appreciation
     (Depreciation) on Investments ............      (294,329)             (94,986)
                                                 ------------         ------------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................     1,043,112            2,494,968
                                                 ------------         ------------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income .......................    (1,053,521)          (2,106,718)
  Net Realized Gain ...........................      (276,884)            (202,154)
                                                 ------------         ------------
     Total Dividends and Distributions ........    (1,330,405)          (2,308,872)
                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Issued ......................................    27,329,341           20,011,045
  Reinvestment of Distributions ...............       175,280              161,092
  Redeemed ....................................   (37,112,771)         (28,412,140)
                                                 ------------         ------------
  NET DECREASE IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS ...............    (9,608,150)          (8,240,003)
                                                 ------------         ------------
  TOTAL DECREASE IN NET ASSETS ................    (9,895,443)          (8,053,907)
                                                 ------------         ------------
NET ASSETS:
  Beginning of Year ...........................    55,110,483           63,164,390
                                                 ------------         ------------
  End of Year .................................  $ 45,215,040         $ 55,110,483
                                                 ============         ============
SHARE TRANSACTIONS:
  Issued ......................................     2,246,081            1,642,121
  Reinvestment of Distributions ...............        14,406               13,253
  Redeemed ....................................    (3,048,296)          (2,334,057)
                                                 ------------         ------------
  TOTAL DECREASE IN SHARES OUTSTANDING FROM
     CAPITAL SHARE TRANSACTIONS ...............      (787,809)            (678,683)
                                                 ============         ============




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                PERIOD ENDED
                                                                 DECEMBER 31,
                                                                    2009*
                                                                ------------
OPERATIONS:
  Net Investment Income ....................................      $ 58,566
  Net Realized Gain on Investments .........................        45,562
  Net Change in Unrealized Appreciation
     (Depreciation) on Investments .........................       313,031
                                                               -----------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................       417,159
                                                               -----------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income ....................................       (58,398)
                                                               -----------
     Total Dividends and Distributions .....................       (58,398)
                                                               -----------
CAPITAL SHARE TRANSACTIONS:
  Issued ...................................................    23,238,083
  Reinvestment of Distributions ............................         1,191
  Redeemed .................................................      (442,270)
                                                               -----------
  NET INCREASE IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS ............................    22,797,004
                                                               -----------
  TOTAL INCREASE IN NET ASSETS .............................    23,155,765
                                                               -----------
NET ASSETS:
  Beginning of Period ......................................            --
                                                               -----------
  End of Period ............................................   $23,155,765
                                                               ===========
  Undistributed Net Investment Income ......................   $       168
                                                               ===========
SHARE TRANSACTIONS:
  Issued ...................................................     2,314,665
  Reinvestment of Distributions ............................           116
  Redeemed .................................................       (43,171)
                                                               -----------
  TOTAL INCREASE IN SHARES OUTSTANDING FROM
     CAPITAL SHARE TRANSACTIONS ............................     2,271,610
                                                               ===========
* Fund commenced operations on November 30, 2009.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           FOR THE YEARS ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------
                                          2009(3)        2008           2007            2006        2005
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................   $ 12.16        $ 12.12        $ 11.92       $ 11.87      $ 11.96
                                         -------        -------        -------       -------      -------
Income from Investment Operations:
Net Investment Income(1) .............      0.28           0.42           0.53          0.43         0.31
Net Realized and
  Unrealized Gain (Loss)(1) ..........     (0.02)          0.08           0.19          0.08        (0.07)
                                         -------        -------        -------       -------      -------
Total from Investment Operations .....      0.26           0.50           0.72          0.51         0.24
                                         -------        -------        -------       -------      -------
Dividends and Distributions:
Net Investment Income ................     (0.27)         (0.42)         (0.52)        (0.46)       (0.33)
Net Realized Gains ...................     (0.08)         (0.04)            --            --           --
                                         -------        -------        -------       -------      -------
Total Dividends and
  Distributions ......................     (0.35)         (0.46)         (0.52)        (0.46)       (0.33)
                                         -------        -------        -------       -------      -------
NET ASSET VALUE,
  END OF PERIOD ......................   $ 12.07        $ 12.16        $ 12.12       $ 11.92      $ 11.87
                                         =======        =======        =======       =======      =======
TOTAL RETURN .........................      2.20%(2)       4.22%          6.22%         4.36%        2.00%
                                         =======        =======        =======       =======      =======
Net Assets, End of Period
  (Thousands) ........................   $45,215        $55,110        $63,172       $54,721      $58,140
Ratio of Expenses to
  Average Net Assets .................      0.73%          0.65%          0.53%         0.65%        0.58%
Ratio of Expenses to
  Average Net Assets
  (Excluding waivers) ................      0.73%          0.65%          0.53%         0.65%        0.58%
Ratio of Net
  Investment Income
  to Average Net Assets ..............      2.30%          3.46%          4.40%         3.60%        2.61%
Portfolio Turnover Rate ..............       165%            54%           104%           41%          65%


(1) Per share amounts are based upon average shares outstanding.
(2) Total return would have been lower had the Adviser not waived a portion of its fees during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3) On November 30, 2009, shareholders of the Accessor Limited Duration U.S. Government Fund (the "Predecessor Fund") approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to The Advisors Inner Circle Fund USFS Funds Limited Duration Government Fund at the close of business on December 11, 2009.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                FOR THE PERIOD ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                                   2009(3)
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $ 10.00
                                                                   -------
Income from Investment Operations:
Net Investment Income(1) .......................................      0.03
Net Realized and Unrealized Gain ...............................      0.19
                                                                   -------
Total from Investment Operations ...............................      0.22
                                                                   -------
Dividends and Distributions:
Net Investment Income ..........................................      (0.03)
                                                                   -------
Total Dividends and Distributions ..............................      (0.03)
                                                                   -------
NET ASSET VALUE, END OF PERIOD .................................   $ 10.19
                                                                   =======
TOTAL RETURN(2) ................................................      2.15%
                                                                   =======
Net Assets, End of Period (Thousands) ..........................   $23,156
Ratio of Expenses to Average Net Assets ........................      2.45%*
Ratio of Net Investment Income to Average Net Assets ...........      3.13%*
Portfolio Turnover Rate ........................................        25%**

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3) Fund commenced operations on November 30, 2009.
*   Annualized
**  Not annualized






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-one funds. The financial statements herein are those of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (the "Funds"). The financial statements of the remaining funds are presented separately. The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital. The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Funds may change their investment objective without shareholder approval upon 60 days' notice to shareholders. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On November 30, 2009, the shareholders of the Accessor Limited Duration U.S. Government Fund (the "Predecessor Fund") voted to approve a tax-free reorganization (the "Reorganization") of the Predecessor Fund through a transfer of all assets and liabilities to The Advisors' Inner Circle Fund USFS Funds Limited Duration Government Fund. The Reorganization took place on December 11, 2009. At the close of business on December 11, 2009, each shareholder of the Predecessor Fund received shares of the Fund's Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Predecessor Fund immediately prior to the Reorganization. As of December 11, 2009, the net assets and shares outstanding of the Predecessor Fund were $39,972,403 and 3,291,088, respectively.

The Funds are registered to offer Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codificationo" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codificationo ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not being changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund:

    USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

    bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

    Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2009, there were no fair valued securities.

    In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose the fair value of their investments in a hierarchy that pri-oritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

        Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

        Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

        Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

    Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

    As of December 31, 2009, all of the investments held in the USFS Funds Limited Duration Fund are Level 2, with the exception of the Cash Equivalent, which is Level 1. As of December 31, 2009, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level
    1. For details of investment classifications, reference the Schedules of Investments.

    For the year ended December 31, 2009, there have been no significant changes to the USFS Funds Limited Duration Government Fund's fair valuation methodologies.

    FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

    The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

    investment securities are those of the specific securities sold. Dividend income is recorded on the ex-date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

    EXPENSES -- Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The USFS Funds Limited Duration Government Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The USFS Funds Tactical Asset Allocation Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

    DEFERRED OFFERING COSTS -- Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of December 31, 2009, the remaining amount still to be amortized for the USFS Funds Tactical Asset Allocation Fund was $1,683.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services ( the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The USFS Funds (the "Funds") and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services at an annual rate of 0.12% of the Funds' first $1 billion of average daily net assets; 0.10% of the Funds' average daily net assets between

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

$1 billion and $1.5 billion; 0.08% of the Funds' average daily net assets over $1.5 billion. There is a minimum annual fee of $75,000 per Fund and $15,000 for each additional share class. Prior to the Reorganization, the Predecessor Fund, as a series of the Forward Funds was party to an Administration Agreement with the Administrator whereby the Administrator was entitled to receive an annual fee of 0.05% of the first $3 billion in aggregate net assets and 0.04% of the aggregate net assets in excess of $3 billion.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and Pennant Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.41% and 0.75% of each Fund's average daily net assets for the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, respectively. The Adviser has contractually agreed to waive its fee and other expenses in order to limit the USFS Funds Limited Duration Government Fund's total operating expenses to a maximum of 0.75% of the Fund's average daily net assets through December 11, 2010. Prior to the Reorganization, the Predecessor Fund was party to an Investment Management Agreement with Forward Management pursuant to which Forward Management was entitled to receive an annual fee of 0.12% of the Predecessor Fund's net assets. In addition, the Predecessor Fund was sub-advised by the Adviser and as such the Adviser received an annual fee of 0.35% of the first $25 million, 0.25% of the assets between $25 million and $100 million and 0.20% of the assets in excess of $100 million.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended December 31, 2009, were as follows:

                               PURCHASES                SALES AND MATURITIES
                     ----------------------------    --------------------------
                     U.S. GOVERNMENT                 U.S. GOVERNMENT
                       SECURITIES         OTHER         SECURITIES      OTHER
                     ---------------    ---------    ---------------  ---------
USFS Funds
 Limited Duration
 Government Fund ..    $65,113,296      $ 768,322     $64,742,737    $   26,325

USFS Funds
 Tactical Asset
 Allocation Fund* .             --     26,670,535              --     5,371,045

*The Fund commenced operations on November 30, 2009.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to paydowns and distribution reclassifications, have been reclassified to (from) the following accounts:

                                     UNDISTRIBUTED NET          ACCUMULATED
                                     INVESTMENT INCOME       NET REALIZED GAIN
                                     -----------------       -----------------
USFS Funds Limited Duration
  Government Fund ..................     $(24,406)                $24,406
USFS Funds Tactical
  Asset Allocation Fund ............           --                      --

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the years ended December 31, 2009 and 2008 was as follows:

                                                ORDINARY          LONG TERM
                                                 INCOME         CAPITAL GAIN
                                               ----------       ------------
USFS Funds Limited Duration
  Government Fund
  2009 ....................................    $1,088,346        $242,059
  2008 ....................................     2,099,852         209,020

USFS Funds Tactical Asset
  Allocation Fund
  2009 ....................................    $   58,398        $     --

As of December 31, 2009, the components of distributable earnings on tax basis were as follows:

                                           USFS FUNDS             USFS FUNDS
                                        LIMITED DURATION        TACTICAL ASSET
                                        GOVERNMENT FUND         ALLOCATION FUND
                                        ----------------        ---------------
Undistributed Ordinary Income .........    $ 48,507                $ 64,201
Undistributed Long-Term
  Capital Gain ........................         934                      --
Unrealized Appreciation ...............     319,577                 294,560
                                           --------                --------
Accumulated Earnings ..................    $369,018                $358,761
                                           --------                --------

For Federal income tax purposes, the cost of securities owned at December 31, 2009, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2009, were as follows:

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

                                      AGGREGATE      AGGREGATE
                                        GROSS          GROSS             NET
                        FEDERAL      UNREALIZED     UNREALIZED       UNREALIZED
                       TAX COST     APPRECIATION    DEPRECIATION    APPRECIATION
                       --------     ------------    ------------    ------------
USFS Funds
 Limited Duration
 Government Fund     $43,683,623       $596,512      $(276,935)       $319,577

USFS Funds
 Tactical Asset
 Allocation Fund      24,197,646        331,108        (36,548)        294,560


8. CONCENTRATION OF RISK:

The market values of the USFS Funds Limited Duration Government Fund's investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9. OTHER:

At December 31, 2009, for the USFS Funds Limited Duration Government Fund, 83% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. At December

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2009


--------------------------------------------------------------------------------

31, 2009, for the USFS Funds Tactical Asset Allocation Fund, 99% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through March 1, 2010, the date the financial statements were available for issuance. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of December 31, 2009.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of The Advisors' Inner Circle Fund and Shareholders of USFS Limited Duration Government Fund and Tactical Asset Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of USFS Limited Duration Government Fund and Tactical Asset Allocation Fund (two of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at December 31, 2009, the results of each of their operations, the changes in each of their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and financial highlights of the USFS Limited Duration Government Fund, previously the Accessor Limited Duration Bond Fund, for the year ended December 31, 2008 and prior years were audited by other auditors whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 1, 2010

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                                           TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, ADDRESS(1),                HELD WITH              LENGTH OF
         AGE                        THE TRUST            TIME SERVED(2)
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                     Chairman            (Since 1991)
63 yrs. old                        of the Board
                                   of Trustees







--------------------------------------------------------------------------------
WILLIAM M. DORAN                     Trustee             (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
69 yrs. old








--------------------------------------------------------------------------------
(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-299-USFS (8737). The following chart lists Trustees and Officers as of December 31, 2009.

                                   NUMBER OF FUNDS
                                    IN THE ADVISORS'
                                   INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)              OVERSEEN BY                  OTHER DIRECTORSHIPS
 DURING PAST 5 YEARS                BOARD MEMBER                HELD BY BOARD MEMBER(3)
----------------------------------------------------------------------------------------------------------

Currently performs various                31         Trustee of The Advisors' Inner Circle Fund II, Bishop
services on behalf of SEI                            Street Funds, SEI Asset Allocation Trust, SEI Daily
Investments for which                                Income Trust, SEI Institutional International Trust,
Mr. Nesher is compensated.                           SEI Institutional Investments Trust, SEI Institutional
                                                     Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                     Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.,
                                                     Director of SEI Global Master Fund, plc, SEI Global
                                                     Assets Fund, PLC, SEI Global Investments Fund, plc,
                                                     SEI Investments Global, Limited, SEI Investments --
                                                     Global Fund Services, Limited, SEI Investments
                                                     (Europe) Limited, SEI Investments -- Unit Trust
                                                     Management (UK) Limited, SEI Global Nominee Ltd.,
                                                     SEI Opportunity Fund, L.P., SEI Structured Credit
                                                     Fund, L.P., SEI Multi-Strategy Funds plc and SEI
                                                     Islamic Investments Fund plc.
----------------------------------------------------------------------------------------------------------
Self-employed Consultant since            31         Trustee of The Advisors' Inner Circle Fund II, Bishop
2003. Partner, Morgan, Lewis                         Street Funds, SEI Asset Allocation Trust, SEI Daily
& Bockius LLP (law firm)                             Income Trust, SEI Institutional International Trust,
from 1976-2003, counsel to                           SEI Institutional Investments Trust, SEI Institutional
the Trust, SEI, SIMC, the                            Managed Trust, SEI Liquid Asset Trust, SEI Tax
Administrator and the                                Exempt Trust, and SEI Alpha Strategy Portfolios,
Distributor. Director of SEI                         L.P., Director of SEI since 1974. Director of the
Investments since 1974;                              Distributor since 2003. Director of SEI Investments --
Secretary of SEI Investments                         Global Fund Services, Limited, SEI Investments
since 1978.                                          Global, Limited, SEI Investments (Europe), Limited,
                                                     SEI Investments (Asia), Limited and SEI Asset Korea
                                                     Co., Ltd., SEI Global Nominee Limited and SEI
                                                     Investments -- Unit Trust Management (UK) Limited.
----------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                     TERM OF
                                    POSITION(S)           OFFICE AND
   NAME, ADDRESS(1),                HELD WITH              LENGTH OF
         AGE                        THE TRUST            TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                      Trustee             (Since 1994)
78 yrs. old






--------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.              Trustee             (Since 1999)
66 yrs. old







--------------------------------------------------------------------------------
BETTY L. KRIKORIAN                   Trustee             (Since 2005)
66 yrs. old






--------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                      USFS FUNDS



--------------------------------------------------------------------------------


                                       NUMBER OF FUNDS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
      PRINCIPAL OCCUPATION(S)            OVERSEEN BY               OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS               BOARD MEMBER            HELD BY BOARD MEMBER(3)
----------------------------------------------------------------------------------------------
  Attorney, Solo Practitioner since          31         Trustee of The Advisors' Inner Circle
  1994. Partner, Dechert, Price &                       Fund II, Bishop Street Funds and U.S.
  Rhoads (law firm) September 1987-                     Charitable Gift Trust, SEI Asset
  December 1993.                                        Allocation Trust, SEI Daily Income
                                                        Trust, SEI Institutional International
                                                        Trust, SEI Institutional Investments
                                                        Trust, SEI Institutional Managed
                                                        Trust, SEI Liquid Asset Trust, SEI Tax
                                                        Exempt Trust and SEI Alpha Strategy
                                                        Portfolios, L.P.
----------------------------------------------------------------------------------------------
  Self-Employed Consultant, Newfound         31         Trustee of The Advisors' Inner Circle
  Consultants, Inc. since April 1997.                   Fund II, Bishop Street Funds, State
                                                        Street Navigator Securities Lending
                                                        Trust, SEI Asset Allocation Trust, SEI
                                                        Daily Income Trust, SEI Institutional
                                                        International Trust, SEI Institutional
                                                        Investments Trust, SEI Institutional
                                                        Managed Trust, SEI Liquid Asset
                                                        Trust, SEI Tax Exempt Trust, and SEI
                                                        Alpha Strategy Portfolios, L.P.,
                                                        Director of SEI Opportunity Fund,
                                                        L.P., and SEI Structured Credit Fund,
                                                        L.P., Member of the independent
                                                        review committee for SEI's Canadian-
                                                        registered mutual funds.
----------------------------------------------------------------------------------------------
  Vice President Compliance AARP             31         Trustee of The Advisors' Inner Circle
  Financial, Inc. since 2008. Self-                     Fund II and Bishop Street Funds.
  employed Legal and Financial
  Services Consultant since 2003.
  Counsel to State Street Bank Global
  Securities and Cash Operations
  from 1995 to 2003.
----------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   TERM OF
                                            POSITION(S)          OFFICE AND
     NAME, ADDRESS(1),                      HELD WITH            LENGTH OF
           AGE                              THE TRUST          TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

CHARLES E. CARLBOM                          Trustee            (Since 2005)
75 yrs. old


--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                         Trustee            (Since 2005)
65 yrs. old









--------------------------------------------------------------------------------
JOHN K. DARR                                Trustee            (Since 2008)
64 yrs. old




--------------------------------------------------------------------------------
OFFICERS

PHILIP T. MASTERSON                        President           (Since 2008)
45 yrs. old




--------------------------------------------------------------------------------
MICHAEL LAWSON                      Treasurer, Controller      (Since 2005)
49 yrs. old                                and Chief
                                      Financial Officer



--------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee/officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

                                         NUMBER OF FUNDS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND
   PRINCIPAL OCCUPATION(S)                 OVERSEEN BY                OTHER DIRECTORSHIPS
     DURING PAST 5 YEARS                  BOARD MEMBER              HELD BY BOARD MEMBER(3)
-------------------------------------------------------------------------------------------------------


Self-employed Business Consultant,              31             Trustee of The Advisors' Inner Circle
Business Project Inc. since 1997.                              Fund II, Bishop Street Funds. Director
CEO and President, United Grocers                              of Oregon Transfer Co.
Inc. from 1997 to 2000
-------------------------------------------------------------------------------------------------------
Retired.                                        31             Director, Federal Agricultural Mortgage
                                                               Corporation. Trustee of The Advisors'
                                                               Inner Circle Fund II, Bishop Street
                                                               Funds, SEI Asset Allocation Trust, SEI
                                                               Daily Income Trust, SEI Institutional
                                                               International Trust, SEI Institutional
                                                               Investments Trust, SEI Institutional
                                                               Management Trust, SEI Liquid Asset
                                                               Trust, SEI Tax Exempt Trust and SEI
                                                               Alpha Strategic Portfolios, L.P.
-------------------------------------------------------------------------------------------------------
CEO, Office of Finance, FHL Banks,              31             Director of Federal Home Loan Bank
from 1992 to 2007                                              of Pittsburgh and Manna, Inc. and
                                                               Trustee of The Advisors' Inner Circle
                                                               Fund II and Bishop Street Funds.
-------------------------------------------------------------------------------------------------------

Managing Director of SEI Investments           N/A                          N/A
since 2006. Vice President and Assistant
Secretary of the Administrator from
2004 to 2006. General Counsel of Citco
Mutual Fund Services from 2003 to
2004. Vice President and Associate
Counsel for the Oppenheimer Funds
from 2001 to 2003.
-------------------------------------------------------------------------------------------------------
Director, SEI Investments, Fund                N/A                         N/A
Accounting since July 2005.
Manager, SEI Investments AVP from
April 1995 to Febuary 1998 and
November 1998 to July 2005.
-------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------


                                                                   TERM OF
                                     POSITION(S)                  OFFICE AND
   NAME, ADDRESS(1),                 HELD WITH                    LENGTH OF
         AGE                         THE TRUST                   TIME SERVED
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)

RUSSELL EMERY                     Chief Compliance              (Since 2006)
46 yrs. old                            Officer







--------------------------------------------------------------------------------
JOSEPH GALLO                       Vice President               (Since 2007)
36 yrs. old                        and Secretary



--------------------------------------------------------------------------------
CAROLYN MEAD                      Vice President and            (Since 2007)
52 yrs. old                      Assistant Secretary

--------------------------------------------------------------------------------
JAMES NDIAYE                      Vice President and            (Since 2004)
41 yrs. old                      Assistant Secretary


--------------------------------------------------------------------------------
TIMOTHY D. BARTO                  Vice President and            (Since 2000)
41 yrs. old                      Assistant Secretary


--------------------------------------------------------------------------------
MICHAEL BEATTIE                    Vice President            (Since August 2009)
44 yrs. old

--------------------------------------------------------------------------------
ANDREW S. DECKER                    AML Officer                 (Since 2008)
46 yrs. old

--------------------------------------------------------------------------------

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------


                                                                   NUMBER OF FUNDS
                                                                   IN THE ADVISORS'            OTHER
                                                                  INNER CIRCLE FUND        DIRECTORSHIPS
          PRINCIPAL OCCUPATION(S)                                    OVERSEEN BY              HELD BY
           DURING PAST 5 YEARS                                      BOARD MEMBER           BOARD MEMBER
--------------------------------------------------------------------------------------------------------
Chief Compliance Officer of SEI Structured Credit Fund,                 N/A                     N/A
LP and SEI Alpha Strategy Portfolios, LP since June
2007. Chief Compliance Officer of SEI Opportunity
Fund, L.P., SEI Institutional Managed Trust, SEI Asset
Allocation Trust, SEI Institutional International Trust, SEI
Institutional Investments Trust, SEI Daily Income Trust,
SEI Liquid Asset Trust and SEI Tax Exempt Trust since
March 2006. Director of Investment Product Management
and Development, SEI Investments, since February 2003;
Senior Investment Analyst -- Equity team, at SEI
Investments, from March 2000 to February 2003.
--------------------------------------------------------------------------------------------------------
Corporate Counsel of SEI since 2007; Associate Counsel,                 N/A                     N/A
ICMA Retirement Corporation, 2004-2007; Federal
Investigator, U.S. Department of Labor, 2002-2004;
U.S. Securities and Exchange Commission -- Department
of Investment Management, 2003.
--------------------------------------------------------------------------------------------------------
Corporate Counsel at SEI since 2007. Associate,                         N/A                     N/A
Stradley, Ronon, Stevens & Young, 2004 to 2007.
Counsel, ING Variable Annuities, 1999 to 2002.
--------------------------------------------------------------------------------------------------------
Employed by SEI Investments Company since 2004. Vice                    N/A                     N/A
President, Deutsche Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP from 2000-
2003. Counsel, Assistant Vice President, ING Variable
Annuities Group from 1999-2000.
--------------------------------------------------------------------------------------------------------
General Counsel, Vice President and Assistant Secretary                 N/A                     N/A
of SEI Investments Global Funds Services since 1999;
Associate, Dechert, Price & Rhoads (law firm) from
1997-1999; Associate, Richter, Miller & Finn (law firm)
from 1994-1997.
--------------------------------------------------------------------------------------------------------
Director of Client Services at SEI since 2004.                          N/A                     N/A

--------------------------------------------------------------------------------------------------------
Compliance Officer and Product Manager, SEI, 2005-                      N/A                     N/A
2008. Vice President of Old Mutual Capital, 2000 to 2005.
Operations Director, Prudential Investments, 1998-2000.
--------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

NOTE: Because the hypothetical return is set at 5% for comparison purposes --NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

---------------------------------------------------------------------------------------------
                                     BEGINNING          ENDING                      EXPENSES
                                      ACCOUNT          ACCOUNT      ANNUALIZED        PAID
                                       VALUE            VALUE         EXPENSE        DURING
                                     07/01/09          12/31/09       RATIOS         PERIOD
---------------------------------------------------------------------------------------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
ACTUAL FUND RETURN                  $1,000.00         $1,008.70       0.79%        $   4.01*
HYPOTHETICAL 5% RETURN               1,000.00          1,021.21       0.79%            4.04*
---------------------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET ALLOCATION FUND
ACTUAL FUND RETURN                  $1,000.00         $1,021.50       2.45%        $   2.10**
HYPOTHETICAL 5% RETURN               1,000.00          1,012.87       2.45%           12.41*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period from inception to date).

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at a meeting held on September 16, 2009, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") considered the approval of the advisory agreement (the "Advisory Agreement") for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of funds managed by the Adviser with substantially similar investment objectives, strategies and policies as the Funds; and (iii) the costs of the services to be provided, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser by reviewing its history, ownership structure and assets under management. The representatives also reviewed the Adviser's investment personnel and the Funds' investment objectives and strategies. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds. Among other things, the Board considered the quality of the Adviser's portfolio management personnel. The Adviser's registration form ("Form ADV") was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE ADVISER

The Board reviewed the performance of the Accessor Limited Duration U.S. Government Fund (the "Accessor Limited Duration Fund") and the Accessor Total Return Fund (the "Total Return Fund"), for which the Adviser served as sub-adviser using substantially similar investment objectives, strategies and policies as the Funds. The Board noted that it had approved the reorganization of the Accessor Limited Duration Fund into the USFS Limited Duration Fund, a newly created series of the Trust, subject to the approval of the Accessor Limited Duration Fund shareholders. The Board, using written materials provided prior to and at the meeting, considered the performance of the Accessor Limited Duration Fund and the Total Return Fund compared to benchmark indices for various trailing periods. The Board noted that the Accessor Limited Duration Fund's performance was comparable to that of its benchmark indices. With respect to the Total Return Fund, the Board noted that, although the Fund underperformed its benchmark index over various periods of time, its recent performance was comparable to that of its benchmark and did not necessitate significant additional review.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

COST OF SERVICES PROVIDED AND ECONOMIES OF SCALE

The Trustees reviewed reports comparing the expense ratio and advisory fees to be paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees were reasonable and the result of arm's length negotiations. The Trustees noted that the total fees and expenses to be paid by each Fund were within the range of the average fees and expenses incurred by other peer funds. Because it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds, the Trustees did not make any conclusions regarding the Adviser's profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. In this regard, during future considerations of the Advisory Agreement, the Board will consider whether any economies of scale are being realized by the Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously:
(a) concluded that the terms of the Advisory Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser will provide to the Funds; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have a December 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2009 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2009, the portfolio is designating the following items with regard to distributions paid during the year.

                                                 DIVIDENDS
                                                 QUALIFYING
                                               FOR CORPORATE
 LONG TERM         ORDINARY                      DIVIDENDS     QUALIFYING       U.S.         INTEREST     SHORT-TERM
CAPITAL GAIN        INCOME          TOTAL       RECEIVABLE      DIVIDEND     GOVERNMENT      RELATED      CAPITAL GAIN
DISTRIBUTION    DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION(1)    INCOME(2)    INTEREST(3)    DIVIDENDS(4)  DIVIDENDS(5)
------------    -------------   -------------  -------------   ----------    -----------    -----------   ------------
USFS FUNDS LIMITED DURATION FUND
  18.19%            81.81%        100.00%          0.00%          0.00%        19.09%          100.00%      100.00%

USFS FUNDS TACTICAL ASSET ALLOCATION FUND
   0.00%           100.00%        100.00%          0.00%          0.00%         0.00%            0.00%        0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.
(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

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







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






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


                                   USFS FUNDS

                                P.O. Box 219009
                           Kansas City, MO 64121-2009

                                    ADVISER:
                            Pennant Management, Inc.
                             11270 West Park Place
                                   Suite 1025
                           Milwaukee, Wisconsin 53224

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004





          This information must be preceded or accompanied by a current prospectus for the Fund.




USF-AR-001-0100

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

         Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2009                                                   2008
------------------ ----------------------------------------------------- -----------------------------------------------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $50,928             N/A               N/A             $17,190             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related    N/A               N/A               N/A           $79,000((2))          N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees         N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2) Includes fees for: Professional services rendered in connection with the GIPS firm wide verification for Analytic Investors for the year ended December 31, 2009 and December 31, 2008.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2009             2008
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------


(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre- approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Advisors' Inner Circle Fund


By (Signature and Title)*                            /s/ Philip T. Masterson
                                                     ---------------------------
                                                     Philip T. Masterson
                                                     President


Date: March 29, 2010




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                            /s/ Philip T. Masterson
                                                     ---------------------------
                                                     Philip T. Masterson
                                                     President



Date:  March 29, 2010


By (Signature and Title)*                            /s/  Michael Lawson
                                                     ---------------------------
                                                     Michael Lawson
                                                     Treasurer, Controller & CFO

Date: March 29, 2010

* Print the name and title of each signing officer under his or her signature.